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                                                                EXHIBIT 10.1(d)

                            REVOLVING CREDIT NOTE


$15,000,000                                             New York, New York
                                                         November 3, 1995

        FOR VALUE RECEIVED, the undersigned, WIRELESS BROADCASTING SYSTEMS OF AMERICA, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CHEMICAL BANK (the "Lender") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) FIFTEEN MILLION DOLLARS ($15,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 2.8 and 2.10 of such Credit Agreement.

        The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and and made a part hereof the date, Type and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto.
Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

        This Note (a) is one of the Notes referred to in the Credit Agreement dated as of November 3, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Chemical Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

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        Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                        WIRELESS BROADCASTING SYSTEMS OF
                                          AMERICA, INC.

                                        By:    /s/ Jeb Dickey
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                                        Name:  Jeb Dickey
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                                        Title: Chief Financial Officer
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